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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 29, 2003


       IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
      Agreement, dated as of April 1, 2003, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securization Trust
                 2003-A5, Mortgage Pass-Through Certificates,
                                Series 2003-E).

                               IndyMac MBS, Inc.
                               ------------------
            (Exact name of registrant as specified in its charter)

     Delaware                       333-102888                 95-4791925
------------------------------      -----------             ----------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)


155 North Lake Avenue
Pasadena, California                              91101
---------------------                             ------
(Address of Principal
 Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

         In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2003-E (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

         5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INDYMAC MBS, INC.



                                              By:  /s/ Victor H. Woodworth
                                                   ------------------------
                                                   Victor H. Woodworth
                                                   Vice President



Dated: April 29, 2003




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                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1       Legality Opinion of Sidley Austin Brown & Wood LLP               5

8.1       Tax Opinion of Sidley Austin Brown & Wood LLP (included in
          Exhibit 5.1)                                                     5

23.1      Consent of Sidley Austin Brown & Wood LLP (included in
          Exhibits 5.1 and 8.1)                                            5